UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2019 (March 25, 2019)

Realogy Holdings Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Realogy Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Park Avenue

Madison, NJ 07940

(Address of principal executive offices) (Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 25, 2019, Realogy Holdings Corp., a Delaware corporation, issued a press release announcing a private offering by Realogy Group LLC, its indirect, wholly-owned subsidiary and a Delaware limited liability company, of $400,000,000 aggregate principal amount of senior notes due 2027, subject to market and other conditions. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The notes and the related guarantees have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

99.1	Press Release issued March 25, 2019.

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release issued March 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Senior Vice President and Chief Accounting Officer

Date: March 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Senior Vice President and Chief Accounting Officer

Date: March 25, 2019